EXHIBIT 99.1

GSAA-05-08, - Price/Yield - A2 Bond
Assumption: Run to Call, Flat Libor, priced at 99.9137%
Balance   $48,442,000.00    Delay           0
Coupon    3.52              Dated           6/29/2005
Settle    6/29/2005         First Payment   7/25/2005

-----------------------------------------------------------------------------------------------------------------------------------
   Prepayment Speed        10 CPR        15 CPR        20 CPR        25 CPR        30 CPR        35 CPR        40 CPR        45 CPR
-----------------------------------------------------------------------------------------------------------------------------------
              Yield        3.5562        3.5604        3.5650        3.5701        3.5763        3.5839        3.5905        3.5977
        Disc Margin            23            23            24            24            25            26            26            27

                WAL          9.93          6.69          4.93          3.82          3.00          2.37          2.01          1.72
           Mod Durn          8.32          5.92          4.50          3.56          2.84          2.27          1.93          1.67
   Principal Window   Jan13-Jan18   Jul10-Mar14   Feb09-Nov11   Apr08-Jun10   Sep07-Jul09   May07-Jun08   Jan07-Dec07   Nov06-Aug07

          LIBOR_1MO        3.3000        3.3000        3.3000        3.3000        3.3000        3.3000        3.3000        3.3000
          LIBOR_6MO        3.6600        3.6600        3.6600        3.6600        3.6600        3.6600        3.6600        3.6600
          LIBOR_1YR        3.8937        3.8937        3.8937        3.8937        3.8937        3.8937        3.8937        3.8937
             Prepay        10 CPR        15 CPR        20 CPR        25 CPR        30 CPR        35 CPR        40 CPR        45 CPR


Optional Redemption      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)      Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.